UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 10, 2022
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K previously filed by Planet Fitness, Inc. (the “Company”) on February 10, 2022 (the “Initial Form 8-K”) relating to the acquisition of Sunshine Fitness Growth Holdings, LLC and its subsidiaries (collectively, “Sunshine Fitness”). This Amendment files as exhibits hereto (1) the audited consolidated financial statements of Sunshine Fitness for the year ended December 31, 2021 and (2) the unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2021, after giving effect to the acquisition of Sunshine Fitness. This Amendment should be read in conjunction with the Initial Form 8‑K and the Company’s other filings with the Securities and Exchange Commission. Except as provided herein, all information in the Initial Form 8‑K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	The audited consolidated financial statements of Sunshine Fitness for the year ended December 31, 2021 are filed as Exhibit 99.1
(b)	The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2021 are filed as Exhibit 99.2
(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton, LLP
99.1	Audited Consolidated Financial Statements of Sunshine Fitness Growth Holdings, LLC and Subsidiaries (d/b/a Planet Fitness) as of and for the year ended December 31, 2021
99.2	Unaudited Pro Forma Condensed Combined Balance sheet as of December 31, 2021 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Chief Financial Officer
Dated: April 26, 2022